UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     August 30, 2017 (August 26, 2017)

FUSION TELECOMMUNICATIONS INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-32421	58-2342021
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

420 Lexington Avenue, Suite 1718, New York, NY	10170
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:	(212) 201-2400

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☑          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☑          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On August 26, 2017, Fusion Telecommunications International, Inc., a Delaware corporation (“Fusion”) and its wholly owned subsidiary, Fusion BCHI Acquisition LLC, a Delaware limited liability company (“Merger Sub”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Birch Communications Holdings, Inc., a Georgia corporation (“Birch”). The Merger Agreement, provides, among other things, that upon the terms and conditions set forth therein, Birch will merge with and into Merger Sub (the “Merger”), with Merger Sub surviving such merger (the “Surviving Company”).

Merger Consideration. On the effective date of the Merger, the outstanding shares of common stock, par value $0.01 per share, of Birch (other than treasury shares or shares owned of record by any Birch subsidiary) will be cancelled and converted into the right to receive, in the aggregate, that number of shares of Fusion common stock equal to three times the number of shares of (i) Fusion common stock, par value $0.01 per share (“Fusion Common Stock”) issued and outstanding immediately prior to the Effective Time (as defined in the Merger Agreement) (assuming the conversion of all outstanding preferred shares) plus (ii) the number of shares of Fusion Common Stock issuable upon the exercise of all in-the-money Fusion warrants (the “Merger Shares”). Pursuant to subscription agreements executed by each of the stockholders of Birch, the Merger Shares will be issued in the name of, and held by, a limited liability company owned by the shareholders of Birch. It is the intention of Birch, Merger Sub and Fusion that the Merger qualify as a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended. On the closing date of the Merger, the parties will enter into a Registration Rights Agreement governing the registration rights of the Birch shareholders in respect of the Merger Shares and pursuant to which Fusion will agree, among other things, to use reasonable best efforts to cause a shelf registration statement to be declared effective within 120 days of the closing of the Merger.

Treatment of the Company’s Preferred Stock. At least 45 days before the closing of the Merger, the parties will give a written notice to each holder of Fusion’s existing preferred stock that such holders will have 15 days to convert their preferred stock into Fusion Common Stock. At the effective time of the Merger, any preferred shares that have not elected to convert into Fusion Common Stock will automatically terminate and be deemed cancelled without consideration.

Representations, Warranties and Covenants. Fusion, Birch and Merger Sub each made customary representations, warranties and covenants in the Merger Agreement, including, among others, covenants by each of Fusion and Birch to, subject to certain exceptions, (a) conduct its business in the ordinary course, (b) preserve intact its business organization and significant business relationships, preserve satisfactory relationships with its officers and key employees and maintain its current rights and franchises, (c) maintain insurance on material assets, and (d) maintain all permits, each during the interim period between the execution of the Merger Agreement and the consummation of the Merger.

Prior to the Closing, Fusion is obligated to use reasonable best efforts to cause the Merger Shares to be approved for listing on The NASDAQ Stock Market, LLC (“NASDAQ”), including, if necessary to comply with NASDAQ listing requirements, amending the Fusion Restated Certificate of Incorporation to effect, prior to the effective time of the Merger, a reverse stock split of the Fusion Common Stock to satisfy NASDAQ minimum price requirements (the “Reverse Split”).

Financing. Closing of the transaction is subject to Fusion obtaining financing for the transaction, which will be used to retire existing senior debt facilities at Birch and Fusion (the “Refinancing”). Each of Fusion and Birch has agreed to use reasonable best efforts to cooperate and arrange and obtain the debt financing necessary to effect the Refinancing and to complete the transactions contemplated by the Merger Agreement, including paying all expenses associated therewith (the “Financing”), including negotiating and entering into binding financing commitments and definitive agreements with respect to the Financing.

Separation of Birch Consumer/SMB Business and Fusion’s Carrier Business. Prior to the closing of the Merger, Birch will spin-off to the existing Birch stockholders, its existing consumer business, which consists of (i) the residential customer base, life line and consumer wireless business, and (ii) its single-line business customer base, in each case located in the United States and Canada (the “Birch Consumer Business”) . The spin-off will be accomplished in accordance with the terms and conditions of various agreements to be negotiated and executed by the parties in the interim period between signing and closing, which agreements will reflect the terms and conditions outlined in Exhibit D to the Merger Agreement. In addition, prior to the closing of the Merger, Fusion will spin-off or otherwise exit its Carrier services business.

Restated Charter. On the effective date of the Merger, the certificate of incorporation of Fusion will be amended and restated in the form attached as Exhibit A to the Merger Agreement (the “Restated Charter”), which amendments will, among other things, increase the number of authorized common shares to 150,000,000.

No Solicitation. Pursuant to the Merger Agreement, Fusion has agreed that it will not (i) solicit any alternative acquisition proposals, (ii) participate in any discussions or negotiations that would facilitate any alternative proposals or (iii) furnish any non-public information to any third-party who seeks to make, or has made, an alternative proposal. However, prior to the adoption of the Merger Agreement by Fusion’s stockholders, Fusion may take the foregoing actions in connection with an alternative proposal that Fusion (after consultation with its outside legal and financial advisors) determines to constitute or to be reasonably likely to constitute a Superior Proposal (as defined in the Merger Agreement); provided that (i) Fusion enters into a confidentiality agreement with the party making such alternative proposal and (ii) gives written notice to Birch prior to taking any of the foregoing actions.

Stockholders’ Meeting. The Merger Agreement requires Fusion to call and hold a meeting of its stockholders and, subject to certain exceptions, requires Fusion’s board of directors to recommend that Fusion’s stockholders adopt the Merger Agreement. Prior to the adoption of the Merger Agreement by Fusion’s stockholders, Fusion’s board of directors may, upon receipt of a Superior Proposal, change its recommendation that the Fusion stockholders adopt the Merger Agreement, subject to complying with notice and other specified conditions, including giving Birch the opportunity to propose changes to the Merger Agreement in response to such Superior Proposal. If Fusion’s board of directors changes its recommendation that Fusion’s stockholders adopt the Merger Agreement Birch may terminate the Merger Agreement or Fusion may terminate the Merger Agreement if it is not in breach of its non-solicitation obligations thereunder. In connection with the execution of the Merger Agreement, the following directors and named executive officers of Fusion entered into a support agreement with Birch pursuant to which, among other things, they agreed to vote their Fusion Common Stock in favor of the adoption of the Merger Agreement: Marvin S. Rosen, Matthew D. Rosen, Philip D. Turits, Michael J, Del Giudice, Jack Rosen, Larry Blum, Paul O’Brien and William Rubin. The aggregate proportion of Fusion Common Stock to be voted in favor of the Merger pursuant to the support agreement is 9.8% of the votes entitled to be cast on this matter. At the stockholders’ meeting, Fusion stockholders will be asked to vote on the Merger and the Merger Agreement, including the Restated Charter, the issuance of the Merger Shares and (to the extent necessary to comply with NASDAQ listing requirements) the Reverse Split.

Conditions to Effect the Merger. Each party’s obligation to effect the Merger is subject to the satisfaction or, in certain instances, waiver of the following conditions: (i) receipt by Fusion of the necessary Fusion stockholder approvals, (ii) receipt of approvals by requisite governmental regulators and authorities, including the expiration or early termination of the waiting period applicable to the Merger under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and federal and state communications authorities, (iii) the absence of any order, judgment, decree, injunction or ruling that enjoins or prohibits the consummation of the Merger, (iv) the Financing, (v) the Merger Shares being approved for listing on NASDAQ or a new listing application being approved, (vi) all shares of Fusion’s existing preferred stock being converted into Fusion Common Stock or cancelled, (vii) the Stockholders’ Agreement and the Registration Rights Agreement being executed and delivered by the parties thereto, (viii) Fusion divesting its ownership interest in Fusion Global Services LLC (“Fusion Global”) or or otherwise existing that business segment, (ix) the spin-off of the Birch Consumer Business shall have been completed, (x) the members of the post-closing Fusion board being agreed by the parties in accordance with the provisions of the Stockholders’ Agreement. Birch’s obligations to effect the Merger are subject to the satisfaction or waiver of the following additional conditions: (i) accuracy of Fusion’s representations and warranties as of the date of the Merger Agreement and as of the Effective Time, (ii) performance in all material respects by Fusion of its covenants at or prior to the closing date of the Merger and (iii) absence of a material adverse effect on Fusion. Fusion’s obligations to effect the Merger are subject to the satisfaction or waiver of the following additional conditions: (i) accuracy of Birch’s representations and warranties as of the date of the Merger Agreement and as of the Effective Time, (ii) performance in all material respects by Birch of its covenants at or prior to the closing date of the Merger, (iii) absence of a material adverse effect on Birch, and (iv) delivery by Birch of a FIRPTA certificate. Fusion cannot predict whether such conditions will be satisfied, or when or if the Merger will be consummated.

Termination Rights. The Merger Agreement contains certain termination rights for each of Fusion and Birch. Subject to certain exceptions and limitations, either party may terminate the Merger Agreement if: (i) the Merger is not consummated by April 2, 2018, subject to extension until April 30, 2018 if necessary to obtain certain regulatory and governmental approvals, (ii) there is a final and non-appealable law or order in effect prohibiting the Merger, (iii) Fusion’s stockholder approval is not obtained at the meeting of Fusion’s stockholders or (iv) binding commitments with respect to the Financing are not received within 60 days after the signing date of the Merger Agreement. The Merger Agreement may be terminated by Fusion if: (i) Birch has breached any of its representations and warranties or failed to perform any of its covenants or conditions such that the closing conditions to Fusion’s obligation to consummate the Merger would not be satisfied and such breach has not been cured within the specified cure period or is incapable of being cured or (ii) if the Fusion board of directors has changed its recommendation of the Merger Agreement and Fusion is not in breach of its non-solicitation obligations. The Merger Agreement may be terminated by Birch if: (i) Fusion has breached any of its representations and warranties or failed to perform any of its covenants or conditions, such that the closing conditions to Birch’s obligation to consummate the Merger would not be satisfied and such breach has not been cured within the specified cure period or is incapable of being cured or (ii) if the Fusion board of directors has changed its recommendation of the Merger Agreement or Fusion has breached its obligations under the non-solicitation provisions of the Merger Agreement. The Merger Agreement also may be terminated by the mutual agreement of Fusion and Birch.

Post-Closing Composition of Fusion Board of Directors.

After the closing of the Merger, the boards of directors of Fusion and its subsidiaries, and their respective executive officers, will be reconstituted. Post-closing, the board of directors of Fusion will consist of nine directors. Four directors, including at least one independent director, will be nominated by a Fusion nominating committee and four directors, including at least one independent director, will be nominated by the current Birch stockholders. The ninth director, who will be independent, will be nominated by the current Birch stockholders subject to the consent of the Fusion nominating committee. Matthew D. Rosen, Fusion’s Chief Executive Officer, will remain Chief Executive Officer of Fusion on a post-Merger basis. Mr. Rosen will also serve as the initial post-Merger Chairman of the Board and Holcombe T. Green, Jr., a principal stockholder of Birch, will serve as the initial post-Merger Vice Chairman of the Board. The other post-Merger directors and executive officers of Fusion and its subsidiaries have not yet been determined but will be selected prior to the Effective Time by mutual agreement of Birch and Fusion.

At the closing of the Merger, Fusion, BCHI Holdings, LLC (a new limited liability company formed and owned by the current stockholders of Birch)(“Holdings”) and certain affiliates of Fusion will enter into a stockholders’ agreement (the “Stockholders’ Agreement”) setting forth certain agreements among the parties regarding the governance of Fusion post-Merger. Among other things, the Stockholders’ Agreement will require each party to vote its Fusion voting securities in favor of electing, to Fusion’s board of directors, the director nominees selected in accordance with the provisions described in the foregoing paragraph. The rights of the Fusion nominating committee and the Birch stockholders to nominate Fusion directors will continue, as to the Fusion nominating committee, until such time as Fusion’s current Chairman of the Board of Directors, Mr. Marvin Rosen and Matthew Rosen, collectively beneficially own less than one and one-half percent (1.5%) of the issued and outstanding Fusion Common Stock, and, as to Holdings, until such time as it and its affiliates collectively beneficially own less than twenty percent (20%) of the number of Merger Shares issued in the Merger.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement which is filed herewith as Exhibit 10.1.1 to this report and is incorporated by reference herein. The representations, warranties and covenants contained in the Merger Agreement (i) have been made only for purposes of the Merger Agreement, (ii) have been qualified by confidential disclosures made by the parties in connection with the Merger Agreement, (iii) are subject to materiality qualifications contained in the Merger Agreement which may differ from what may be viewed as material by investors, (iv) were made only as of the date of the Merger Agreement or such other date as is specified in the Merger Agreement and (v) have been included in the Merger Agreement for the purpose of allocating risk between the contracting parties rather than establishing matters as facts. Accordingly, the Merger Agreement is included with this filing only to provide investors with information regarding the terms of the Merger Agreement, and not to provide investors with any other factual information regarding the parties or their respective businesses. Investors and security holders should not rely on the representations, warranties and covenants or any description thereof as characterizations of the actual state of facts or condition of Fusion or any subsidiary of Fusion. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the agreement, which subsequent information may or may not be fully reflected in public disclosures.

Item 7.01	Regulation FD Disclosure.

On August 28, 2017, Fusion issued a press release announcing that it had entered into the Merger Agreement, which press release is furnished herewith as Exhibit 99.1 and is incorporated by reference herein.

In accordance with General Instruction B.2 of Form 8-K, the press release furnished as Exhibit 99.1 shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing. This report will not be deemed an admission as to the materiality of any information required to be disclosed solely to satisfy the requirements of Regulation FD.

Fusion hereby furnishes an investor presentation dated August 28, 2017 prepared in connection with the Merger Agreement, as Exhibit 99.2 to this Report on Form 8-K.

Additional Information About the Merger and Where to Find It

Fusion intends to announce the time, date and place of the Stockholders’ Meeting to obtain stockholder approval in connection with the proposed Merger; and expects to file with the Securities and Exchange Commission (“SEC”) a proxy statement and other relevant documents in connection with the proposed Merger. Investors are urged to read the definitive proxy statement and other relevant materials carefully and in their entirety when they become available because they will contain important information about Fusion, Birch and the proposed Merger. Investors may obtain a free copy of these materials (when they are available) and other documents filed by Fusion with the SEC at the SEC’s website at www.sec.gov, at Fusion’s website at www.fusionconnect.com or by sending a written request to Fusion Telecommunications International, Inc., Attention: Corporate Secretary, 420 Lexington Avenue, Suite 1718, New York, New York 10170.

Participants in the Solicitation

Fusion and its directors, executive officers and certain other members of management and employees may be deemed to be participants in soliciting proxies from its stockholders in connection with the proposed merger. Information regarding the persons who may, under the rules of the SEC, be considered to be participants in the solicitation of Fusion stockholders in connection with the proposed merger will be set forth in Fusion’s definitive proxy statement for the Stockholders’ Meeting. Additional information regarding these individuals and any direct or indirect interests they may have in the proposed merger will be set forth in the definitive proxy statement when and if it is filed with the SEC in connection with the proposed Merger.

Forward-Looking Statements

Certain statements contained in this filing may be considered forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements regarding the Merger, the range of consideration of the Merger and the ability of the parties to consummate the Merger. These forward-looking statements generally include statements that are predictive in nature and depend upon or refer to future events or conditions, and include words such as “believes,” “plans,” “anticipates,”“projects,” “estimates,” “expects,” “intends,” “strategy,” “future,” “opportunity,” “may,” “will,” “should,” “could,” “potential,” or similar expressions. Statements that are not historical facts are forward-looking statements. Forward-looking statements are based on current beliefs and assumptions that are subject to risks and uncertainties. Forward-looking statements speak only as of the date they are made, and the Fusion undertakes no obligation to update any of them publicly in light of new information or future events. Actual results could differ materially from those contained in any forward-looking statement as a result of various factors, including, without limitation: (1) Fusion may be unable to obtain the stockholder approval required for the Merger; (2) conditions to the closing of the Merger may not be satisfied and required regulatory approvals may not be obtained; (3) the Merger may involve unexpected costs, liabilities or delays; (4) the business of Fusion may suffer as a result of uncertainty surrounding the Merger; (5) the outcome of any legal proceedings related to the Merger; (6) Fusion may be adversely affected by other economic, business, and/or competitive factors; (7) the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement; (8) risks that the Merger disrupts current plans and operations and the potential difficulties in employee retention as a result of the Merger; and (9) other risks to consummation of the Merger, including the risk that the Merger may not be consummated within the expected time period or at all. Additional factors that may affect the future results of Fusion are set forth in its filings with the SEC, including its Annual Report on Form 10-K, as amended, for the year ended December 31, 2016, which are available on the SEC’s website at www.sec.gov. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date thereof.

Item 9.01	Financial Statements and Exhibits.

(d)
Exhibits.

Exhibit No.	Description of Exhibit
10.1.1	Agreement and Plan of Merger, dated as of August 26, 2017, by and among Fusion Telecommunications International, Inc., Fusion BCHI Acquisition LLC and Birch Communications Holdings, Inc.
99.1	Press Release dated August 28, 2017.
99.2	Investors Presentation dated August 28, 2017

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned thereunto duly authorized.

FUSION TELECOMMUNICATIONS INTERNATIONAL, INC.

By: /s/ James P. Prenetta, Jr.
James P. Prenetta, Jr.
August 30, 2017	EVP and General Counsel

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
10.1.1	Agreement and Plan of Merger, dated as of August 26, 2017, by and among Fusion Telecommunications International, Inc., Fusion BCHI Acquisition LLC, and Birch Communications Holdings, Inc.
99.1	Press Release dated August 28, 2017.
99.2	Investors Presentation dated August 28, 2017

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